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Exhibit 10.1

certain identified information CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential

AMENDMENT AGREEMENT NO. 8

THIS AMENDMENT AGREEMENT is made and effective as of 19th December 2022 (the “Amendment Effective Date”)

BETWEEN

1.

Adaptimmune Limited a company incorporated in the United Kingdom under number 06456741 whose registered office is at 60 Jubilee Avenue, Milton Park
Abingdon, Oxfordshire OX14 4RX, United Kingdom ("Adaptimmune"); and

2.	GlaxoSmithKline Intellectual Property Development Ltd whose registered office is at 980 Great West Road, Middlesex, TW8 9GS, United Kingdom (“GSK”).

BACKGROUND

(A)	GSK and Adaptimmune entered into a Collaboration and Licence Agreement with effective date of May 30, 2014, which was amended by Amendment Agreement No 1 (with Amendment Effective date of 08 May 2015) and Amendment Agreement No. 2 (with Amendment Effective date of 02 February 2016), Amendment Agreement No. 3 (with Amendment Effective date of 29 September 2016), Amendment Agreement No. 4 dated 11 November 2016, Amendment Agreement No. 5 (with Amendment Effective date of 7 September 2017), Amendment Agreement No. 6 (with Amendment Effective Date 20 July 2018 and Amendment Agreement No. 7 (with Amendment Effective Date 6 December 2019) (the “Collaboration Agreement”).
(B)	On 24 October 2022, in accordance with Section 13.2 of the Collaboration Agreement, GSK delivered notice of termination of the Collaboration Agreement to Adaptimmune, which termination is effective on 23 December 2022 (the “Termination Effective Date”).
(C)	Section 13.6 of the Collaboration Agreement sets forth the effects of termination.
(D)GSK and Adaptimmune now want to set forth certain agreements and amendments to the Collaboration Agreement, in accordance with Section 16.8, with respect to certain matters covered under Section 13.6.
1.	DEFINITIONS
1.1	In this Amendment Agreement words and expressions shall have the same meaning

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as set out in the Collaboration Agreement save as explicitly provided otherwise in this section 1.1 or elsewhere in this Amendment Agreement:
1.2	In this Amendment Agreement:
1.2.1	References to sections and clauses are to sections and clauses of this Amendment Agreement unless otherwise provided;
1.2.2	Headings are used for convenience only and do not affect interpretation of the terms;
1.2.3	(a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) the singular shall include the plural and vice versa; and (c) masculine, feminine and neuter pronouns and expressions shall be interchangeable; and
1.2.4	References to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision.
1.3	“GSK Manufacturing Know-How” means GSK Background solely owned or Controlled by GSK or its Affiliates and related to or required for the operation of the Manufacturing Process, [***].
1.4	“Manufacturing Process” means the manufacturing processes used by GSK in the manufacture of (a) pivotal study supply of the Terminated Product known as Letetresgene Autoleucel or GSK3377794 (“lete-cel”), (b) clinical supply of the Terminated Product known as GSK3901961 (“CD8 NYESO Product”) and (c) clinical supply of the Terminated Product known as GSK3845097 (“TGF NYESO Product”). Lete-cel, CD8 NYESO Product and TGF NYESO Product are collectively referred to herein as the “NYESO Terminated Products”.
2.	EFFECT OF AMENDMENTS
2.1	The amendments set out in section 4 below shall come into effect on the Amendment Effective Date and shall amend the Collaboration Agreement as from the Amendment Effective Date.
2.2	Save as explicitly amended by this Amendment Agreement, the Collaboration Agreement will continue in full force and effect in accordance with the terms set forth therein. In the event of a conflict of terms between this Amendment Agreement and the Collaboration Agreement, the terms of this Amendment Agreement shall control.

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3.	EFFECTS OF TERMINATION
3.1	The Parties have tentatively agreed on the general scope of transition of the NYESO Terminated Products and PRAME Terminated Product (as defined below) from GSK to Adaptimmune, as set forth on the slides attached hereto as Exhibit 2. This Amendment Agreement relates only to certain activities relating to the manufacture and supply of Terminated Products, payment in consideration for the termination of GSK’s obligation to manufacture and supply Terminated Product and certain activities relating to the PRAME Terminated Product. The Parties will use reasonable efforts to negotiate and enter into a further agreement setting forth in detail the terms and conditions of the transition of remaining activities relating to the NY-ESO Terminated Products and PRAME Terminated Product. The agreement will include the detailed transfer plan referred to in Section 4.3, [***]. The Parties will use reasonable efforts to enter into such agreement no later than [***].
3.2	Notwithstanding Section 13.6.3, the license granted to GSK under Section 6.6.1 of the Collaboration Agreement shall continue on a non-exclusive basis solely for the purpose of permitting GSK to carry out any activities required under Section 13.6 after the Termination Effective Date.
4.	AMENDMENTS

Manufacturing Post-Termination

4.1	Section 13.6.9 is hereby deleted from the Collaboration Agreement in its entirety and GSK will have no obligation to manufacture and supply to Adaptimmune any further Terminated Product save as explicitly set out in this Amendment Agreement.
4.2	In consideration solely for the termination of GSK’s obligation to manufacture and supply to Adaptimmune Terminated Product as set forth in Section 4.1 above, GSK shall pay to Adaptimmune a one-time non-refundable payment of £5,000,000.00 (the “Termination Payment”). The Termination Payment shall be paid by GSK by [***] from GSK’s receipt of an invoice from Adaptimmune by bank wire transfer of immediately available funds in accordance with the wire transfer instructions set forth in Schedule 6. Adaptimmune shall issue the invoice in accordance with the instructions set out in Schedule 6 of the Collaboration Agreement. For the avoidance of doubt, the Termination Payment is not made in consideration of any future activities under the transfer plan contemplated in Section 3.1.

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4.3	In furtherance of Section 3.1, the Parties will agree a transfer plan under which GSK will disclose (to the extent not yet disclosed or transferred), at GSK’s costs, the GSK Manufacturing Know-How and any other Results, data, materials, drug, submissions, regulatory documentation, clinical materials, details of Third Party subcontractors (including manufacturers), process details and all other materials in its possession or control, including as generated by GSK under the Collaboration Program directed to PRAME, in each case solely related to the Licensed Product directed to PRAME (the “PRAME Terminated Product”) or the NYESO Terminated Products as reasonably necessary solely for the purpose of permitting Adaptimmune to continue with the research and development, sale, supply and manufacture of the PRAME Terminated Product and the NYESO Terminated Products or any products incorporating the TCR comprised within the PRAME Terminated Product or NYESO Terminated Products (the “Additional Materials”). The transfer plan will contain the timelines and format for transfer of the Additional Materials and GSK Manufacturing Know-How. The agreed timelines for transfer of Additional Materials relating to the Manufacturing Process and the GSK Manufacturing Know-How will be appropriate to permit Adaptimmune to utilize GSK’s support as described in Section 4.5. In furtherance of the foregoing, the Parties will work together using reasonable efforts to complete the following, as applicable and included in the transfer plan, [***].
4.4	Commencing on the Amendment Effective Date, GSK grants to Adaptimmune a non-exclusive, royalty-free, sublicensable, fully paid up, worldwide license to the GSK Manufacturing Know-How solely to make, have made, import, use, offer for sale, and sell lete-cel or any products incorporating the TCR from lete-cel (whether alone or in combination with other components or active moieties) in the Field. Such license shall terminate upon the cessation of the development and commercialization of lete-cel or product incorporating the TCR from lete-cel by Adaptimmune, its Affiliates or sublicensees.
4.5	During the period commencing on the Amendment Effective Date and ending [***] (the “Advisory Period”), GSK shall be available for, and shall provide reasonable consultation, knowledge transfer and advice to Adaptimmune as reasonably required for Adaptimmune to understand the Manufacturing Process in anticipation of Adaptimmune’s continuing manufacture of lete-cel, and to exercise the license rights set forth in Section 4.4. [***].
4.6	Upon delivery of the Additional Materials relating to the Manufacturing Process and

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GSK Manufacturing Know-How to Adaptimmune, and expiration of the Advisory Period, GSK’s obligations with respect to further manufacturing and supply of Terminated Products shall be deemed complete. [***].
4.7	For the avoidance of doubt, and unless otherwise agreed by the Parties, GSK will retain existing supply of lete-cel and the CD8 NYESO Product together with samples of each batch of lete-cel and the CD8 NYESO Product retained in accordance with GMP required for both (a) the continued dosing of patients enrolled in the Clinical Trial known as IGNYTE-ESO Substudy 2 (the “IGNYTE Trial”) and the Clinical Trial known as Master Protocol 209012 Substudy 1 (the “CD8 Trial”), as applicable, who become eligible for such dosing under the applicable protocol until the date such dosing is stopped for the applicable Clinical Trial (“Dose End Date”), and (b) provision of lete-cel or the CD8 NYESO Product, as applicable, to patients enrolled in the IGNTYE Trial or CD8 Trial, as applicable, but who do not become eligible for dosing prior to the applicable Dose End Date, such provision and manner of provision determined by GSK in its discretion. [***].
4.8	Following the expiration of the Advisory Period, for so long as GSK is continuing to provide lete-cel and CD8 NYESO Product to patients under Section 4.7(b) above and in connection with the dosing of such patients, or in connection with any long-term follow up of patients dosed with any Terminated Product, [***].

Milestones

4.9	The Parties agree that no Milestone Fees are now due, or will be due, from GSK to Adaptimmune under the Collaboration Agreement. The Parties also agree that the provisions of Section 13.7 shall not apply to NYESO Terminated Products or the PRAME Terminated Product.
5.	GENERAL
5.1	This Amendment Agreement is governed by and shall be construed in accordance with English law.
5.2	This Amendment Agreement together with the Collaboration Agreement (incorporating all schedules and exhibits) constitutes the entire agreement between the Parties relating to its subject matter. Each Party acknowledges that it has not entered into this Amendment Agreement on the basis of any warranty, representation, statement, agreement or undertaking except those expressly set out in this Amendment

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Agreement or the Collaboration Agreement (as amended). Each Party waives any claim for breach of this Amendment Agreement, or any right to rescind this Amendment Agreement in respect of, any representation which is not an express provision of this Amendment Agreement together with the Collaboration Agreement (as amended). Nothing in this clause excludes any liability which either Party may have to the other (or any right which either Party may have to rescind this Amendment Agreement) in respect of any fraudulent misrepresentation or fraudulent concealment prior to the execution of this Amendment Agreement.

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The Parties agree to enter into, and be bound by, this Amendment Agreement by their duly authorised representatives as of the Amendment Effective Date.

SIGNED for and on behalf of ADAPTIMMUNE LIMITED:

……/s/ Helen Tayton-Martin…..... (signature)

…………CBO………………….. (position)

……Helen Tayton-Martin………. (name)

SIGNED for and on behalf of GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED:

…/s/ Marcus Dowding…..... (signature)

Authorised Signatory of Edinburgh Pharmaceutical Industries Limited, Corporate Division…………………………….. (position)

…Marcus Dowding……………………. (name)

Amendment Agreement Signature Page

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Exhibit 1

●	[***]
●	[***]
●	[***]

[***].

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Exhibit 2

[***]

[THIS PAGE AND THE FOLLOWING 16 PAGES OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]